                                                                Exhibit 10.1(a)

                                AMENDED AND RESTATED
                                RIVERSIDE GROUP, INC.
                        NONQUALIFIED STOCK OPTION PLAN


1.   PURPOSE.

     1.1 The purpose of the Riverside Group, Inc. Nonqualified Stock option Plan (the "Plan") is to provide an incentive to directors and key employees of Riverside Group, Inc., a Florida corporation (the "Corporation") and its affiliated companies, who are in a position to contribute materially in the long term success of the Corporation, to increase their interest in the Corporation's welfare and to aid in attracting and retaining directors and employees of outstanding ability.

2.   ADMINISTRATION.
     2.1 The Plan shall be administered by a committee, to be known as the Nonqualified Option Committee, appointed by the Board of Directors of the
Corporation (the "Committee").   The Committee  shall  consist  of  not less
than one member of the Corporation's Board of Directors (the "Board") and shall consist of the same member or members as are appointed to the Incentive Stock Option Committee appointed pursuant to Section 2.1 of the Riverside Group, Inc., Incentive Stock Option Plan (the "ISO"). The Board may from time to time remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. The action of a majority of the Committee, at which a quorum is present, or acts reduced to or so approved in writing by a majority of the members of the Committee, shall be
the  valid  acts  of  the  Committee.    The Committee shall from time to
time at its discretion designate the directors and key employees who shall be granted options and the number of shares to be optioned to each.

     2.2 The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

3.   ELIGIBILITY.
     3.1 The persons who shall be eligible to receive options shall be such directors or employees of the Corporation or its affiliated companies as the Committee shall select from time to time ("Optionee").
     3.2 An Optionee may hold more than one option, but only on the terms and subject to the restrictions set forth in the Plan.



4.   STOCK.

     4.1 The stock subject to the options granted under the Plan ("Option") shall be the shares of the Corporation's authorized and unissued or
reacquired  $0.10  par  value  Common  Stock ("Shares").   The aggregate
number of Shares which may be issued under Options pursuant to the Plan shall not exceed an amount which when added to shares subject to Options granted pursuant to the ISO equals 300,000 shares (reflects adjustment for the
Corporation's  1987  3-for-2  stock  split).    The  limitations established
by each of the preceding sentences shall be subject to adjustment as provided in Plan Section 5.1(f).

     4.2 In the event that any outstanding option under the Plan or the ISO for any reason expires or is terminated, the Shares which are subject to that Option ("Optioned Shares") may again be subjected to an Option.

5.   TERMS AND CONDITIONS.

     5.1 Options shall be authorized by the Committee and shall be evidenced by agreements in such form as the Committee shall from time to time approve, which agreements shall contain specifically or be subject to the following terms and conditions:

     (a)  Number of Shares.   Each Option  shall  state the number of Shares
          ----------------
to which it pertains.

     (b)  Option Price.  Each Option shall state the option price, which
          ------------
shall be not less than 70% of the fair market value of the Shares subject to
the Option as of the time such Option is granted.   If the Shares are traded
on a securities exchange or are otherwise quoted by a registered securities broker, fair market value shall be determined by taking the mean between the last bid and ask price on the date of Option grant for Shares of the Corporation of the same class as the Optioned Shares, or, if there were not both an ask bid price on such date on such exchange, the mean of the bid and ask price on such exchange on the first date preceding the grant on which there was both a bid and ask. If Shares are not traded on a securities exchange, or otherwise quoted, on the date an Option is granted, the fair market value of the Shares shall be established by the Board using what method they in good faith determine is appropriate to establish such fair market value. In fixing the Option price, the Committee, or Board when no Shares are traded on an exchange shall have full authority and discretion and be fully protected in doing so.

     (c)  Medium and Time of Payment.   The  Option  price shall be payable
          --------------------------
on the exercise of the Option and shall be paid in United States Dollars in cash, by check or, at the sole discretion of the Board, a note on such terms and conditions as the Board shall establish.

(d)  Conditions to Exercise of Options.
     ---------------------------------
     (I) No Option shall be exercised in whole or in part more than ten years after it is granted, and such Option shall be subject to such further terms and conditions as to the time of its exercise as the Committee may prescribe.

     (II) In order to exercise an Option, in whole or in part, all of the following conditions must be fulfilled at the time of exercise:

     (A) At all times during the period beginning on the date of the grant of the Option and ending on the date three months before the date the Option is exercised (unless such three month period is otherwise shortened by the Committee in its discretion) the Optionee must have been a director or in the employ of the Corporation or one of its affiliates. Whether authorized leave of absence or absence for military or governmental service shall constitute termination of employment, for the purposes of this Plan, shall be determined by the Committee, whose determination shall be final and conclusive. However, any Optionee who is totally and permanently disabled at the time of exercise of an Option and who has ceased to work for the Corporation or one of its affiliates as a result of such disability shall not (unless otherwise provided by the Committee in its discretion) be required to be so employed at the time he exercises such Option as long as he was employed by the Corporation or one of its affiliates at all times during the period beginning on the date of the grant of the option and ending on the date one year prior to the date of exercise of such Option. Permanent and total disability for such purposes shall mean that such Optionee, at the time he ceased his employment by, or position as a director with, the Corporation or an affiliate, was unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which could be expected to result in death or which at such time could be expected to last for a continuous period of not less than twelve months. Such Optionee shall furnish proof of his disability in form and substance satisfactory to the Committee, whose determination of disability shall be final and conclusive.

     (B) The Optionee shall have met any additional specific conditions imposed by the Committee at the time of the granting of the Option.
           The imposition of such conditions shall be in the sole discretion of the Committee;and such conditions may differ between individual employees or directors; and between classes of employees or directors and between the employees or directors of the Corporation as a class and the employees or directors of any affiliate as a class.

(e)  Death of Optionee and Transfer of Option.
     ----------------------------------------
          (I) Notwithstanding any provision in this Plan to the contrary, if the Optionee shall die while a director or in the employ of the Corporation or an affiliate or within three months of terminating his position as a director or employment for any reason with the Corporation or any of its affiliates (unless such three month period is otherwise shortened by the Committee in its discretion) and shall not have fully exercised the Option, the Option may be exercised (subject to the condition that no Option shall be exercisable after the expiration of ten years from the date it is granted) to the extent that the Optionee's right to exercise such Option had accrued pursuant to this Section 5 of the Plan at the time of his death and had not previously been exercised, at any time within one year after the Optionee's death, by the executors or administrators of the Optionee or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance.

- (II) No Option shall be transferable by the Optionee otherwise than by will or under the laws of descent and distribution.

(f)  Recapitalization.
     ----------------

          (I) Subject to any required action by the stockholders, the number of Shares covered by each outstanding Option, and the price per Optioned Share, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Corporation resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only on the Shares) or any other increase or decrease in the number of such Shares effected without receipt of consideration by the Corporation. For purposes of this section, the issuance of Shares to employees for services shall be deemed to have been issued for consideration.

         (II) Subject to any required action by the stockholders, if the Corporation shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain to and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled.

         (III) In the event of a change in the Shares of the Corporation as presently constituted, which is limited to a change of all its authorized Shares with par value into the same number of Shares with a different par value or without par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.

         (IV) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

          (V) Except as hereinbefore expressly provided in this Section 5, the Optionee shall have no rights by reason of any subdivision or consolidation of Shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of Shares of Stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spinoff of assets or stock of another corporation, and any issue by the Corporation of Shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Option.

          (VI) The grant of any Option shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets; provided, however, that if any such adjustment shall result in a fractional share for any Optionee under any Option hereunder, such fraction shall be completely disregarded and the Optionee shall only be entitled to the whole number of shares resulting from such adjustment.

     (g)  Rights  as  a  Stockholder.    An  Optionee  or  a transferee  of
          --------------------------
an Option shall have no rights as a stockholder with respect to any Optioned Shares until the date of the issuance of a stock certificate to him for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in this Section 5.


     (h)  Investment Purpose.
          ------------------
          (I) The Corporation shall not be obligated to sell or issue any Shares pursuant to any Option unless the Shares with respect to which the Option is being exercised are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended.

          (II) Notwithstanding anything in the Plan to the contrary, each Option shall be granted on the condition that the purchases of Shares thereunder shall be for investment purposes, and not with a view to resale or distribution except that in the event the Shares subject to such Option are registered under the Securities Act of 1933, as amended, or in the event of a resale of such Shares without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Corporation such condition is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

     (i)  Other Provisions.   Options authorized under the Plan shall contain
          ----------------
     such other provisions, including, without limitation, restrictions upon the exercise of the Option, as the Committee or the Board shall deem advisable subject to any limitation on the discretion of the Board required by Rule 16b-3 of the Securities and Exchange Commission.

6.   INDEMNIFICATION OF COMMITTEE.

     In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that with sixty days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.


7.   AMENDMENT TO THE PLAN.

     The Board of Directors of the Corporation may, from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever.

8.   APPLICATION OF FUNDS.

     The proceeds received by the Corporation from the sale of Optional Shares will be used for general corporate purposes.

9.   NO OBLIGATION TO EXERCISE OPTION.

     The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

10.  EFFECT OF PLAN.

     The granting of an Option shall not give the Optionee any right to similar grants in future years or any right to be retained in the employ of the Corporation or a Subsidiary, but an Optionee shall remain subject to discharge to the same extent as if the Plan were not in effect.

11.  EFFECTIVE DATE.

     The effective date of amendments effected by this Amended and Restated Plan (the "1989 Amendment") is March 1, 1989.

                                   RIVERSIDE GROUP, INC

                                   By:  /s/ J. Steven Wilson
                                       ----------------------




RIVERSIDE GROUP, INC. NONQUALIFIED STOCK OPTION PLAN

PURPOSE.

     1.1  The   purpose   of   the   Riverside   Group,   Inc. Nonqualified
Stock Option Plan (the "Plan") is to provide an incentive to directors and
key employees of Riverside Group, Inc.,  a Florida corporation    (the
"Corporation") and its affiliated companies, who are in a position to contribute materially to the long term success of the Corporation, to increase their interest in the Corporation's welfare and to aid in attracting and retaining directors and employees of outstanding ability.

2.   ADMINISTRATION.

     2.1 The Plan shall be administered by a committee, to be known as the Nonqualified Option Committee, appointed by the Board of Directors of the Corporation (the "Committee"). The Committee shall consist of not less than one member o~f the Corporation's Board of Directors (the "Board") and shall consist of the same member or members as are appointed to the Incentive Stock Option Committee appointed pursuant to Section 2.1 of the
Riverside Group,  Inc.,  Incentive Stock Option Plan  (the "ISO").   The
Board may from time to time remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall select one of its members as Chairman and
shall hold meetings at such times and places as  it may determine.    The
action of a majority of the Committee, at which a quorum is present, or acts reduced to or so approved in writing by a majority of the members of the
Committee, shall be the valid acts of the Committee.   The Committee shall
from time to time at its discretion designate the directors and key employees who shall be granted options and the number of shares to be optioned to each.

     2.2  The   interpretation   and   construction   by   the Committee of
any provisions of the Plan or of any option granted under it shall be final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

3.   ELIGIBILITY.

     3.1 The persons who shall be eligible to receive options shall be such directors or employees of the Corporation or its affiliated companies as the Committee shall select from time to time ("Optionee").

     3.2 An Optionee may hold more than one option, but only on the terms and subject to the restrictions set forth in the Plan.

4.   STOCK.

     4.1 The stock subject to the options granted under the Plan ("Option") shall be the shares of the Corporation's authorized and unissued or reacquired $0.10 par value Common Stock ("Shares"). The aggregate number of Shares which may be issued under Options pursuant to the Plan shall not exceed an amount which when added to shares subject to Options granted
pursuant  the  ISO equals  200,000 shares.   The  limitations established  by
each of the preceding sentences shall be subject to adjustment as provided in Plan Section 5.1(f).

     4.2 In the event that any outstanding Option under the Plan or the ISO for any reason expires or is terminated, the Shares which are subject to that Option ("Optioned Shares") may again be subjected to an Option.

     4.3 No Optionee shall be granted, in any calendar year, Options to purchase Shares having an aggregate fair market value (determined as of the date of grant of such options as provided in Plan Section 5(b)) in excess of
(a) $100,000 plus (b) an amount which would be any unused limit carryover to such year, as would be provided in Section 422A(c)(4) of the Internal Revenue Code of 1954, as if the Plan was subject to such section.

5.   TERMS AND CONDITIONS.

     5.1 Options shall be authorized by the Committee and shall be evidenced by agreements in such form as the Committee shall from time to time approve, which agreements shall contain specifically or be subject to the following terms and conditions:

     (a)  Number of Shares.  Each Option shall state the number of Shares to
          ----------------
     which it pertains.

     (b)  Option Price.  Each Option shall state the option price, which
          ------------
     shall be not less than 100% of the fair market value of the Shares subject
     to the Option as of the time such Option is granted.   If the Shares are
     traded on a securities exchange or are otherwise quoted by a registered securities broker, fair market value shall be determined by taking the mean between the last bid and ask price on the date of Option grant for Shares of the Corporation of the same class as the Optioned Shares, or, if there were not both an ask bid price on such date on such exchange,the mean of the bid and ask price on such exchange on the first date preceding the grant on which there was both a bid and ask. If Shares are not traded on a securities exchange, or otherwise quoted, on the date an Option is granted, the fair market value of the Shares shall be established by the Board using what method they in good faith determine is appropriate to establish such fair market value. In fixing the Option price, the Committee, or Board when no Shares are traded on an exchange shall have full authority and discretion and be fully protected in doing

     (c)  Medium and Time of Payment.  The Option price shall be payable on
          --------------------------
     the exercise of the Option and shall be paid in United States Dollars in cash, by check or, at the sole discretion of the Board, a note on such terms and conditions as the Board shall establish.

     (d)  Conditions to Exercise of Options.
          ---------------------------------

     (I) No Option shall be exercised in whole or in part more than ten years after it is granted, and such Option shall be subject to such further terms and conditions as to the time of its exercise as the Committee may prescribe.

    (II) In order to exercise an Option, in whole or in part, all of the following conditions must be fulfilled at the time of exercise:

       (A)  At all times during the period beginning on the date of the grant of the Option and ending on the date three months before the date the Option is exercised (unless such three month period is other wise shortened by the Committee in its discretion) the Optionee must have been a director or in the employ of the Corporation or one of its affiliates. Whether authorized leave of absence or absence for military or governmental service shall constitute termination of employment, for the purposes of this Plan, shall be determined by the Committee, whose determination shall be final and conclusive. However, any Optionee who is totally and permanently dis-abled at the time of exercise of an Option and who has ceased to work for the Corporation or one of its affiliates as a result of such disability shall not (unless otherwise provided by the Committee in its discretion) be required to be so employee at the time he exercises such Option as long as he was employed by the Corporation or one of its affiliates at all times during the period beginning on the date of the grant of the Option and ending on the date one year prior to the date of exercise of such Option. Permanent and total disability for such purposes shall mean that such Optionee, at the time he ceased his employment by, or position as a director with, the Corporation or an affiliate, was unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which could be expected to result in death or which at such time could be expected to last for a continuous period of
     not less than twelve months.   Such Optionee shall furnish proof of his
     disability in form and substance satisfactory to the Committee, whose determination of disability shall be final and conclusive.

       (B)  The   Optionee   shall   have   met   any additional  specific
     conditions imposed by the Committee at the time of the granting of the Option. The imposition of such conditions shall be in the sole
     discretion of   the  Committee;   and  such conditions may differ between
     individual employees or directors; and between classes of employees or directors and between the employees or directors of the Corporation as a class and the employees or directors of any affiliate as a class.

     (e)  Death of Optionee and Transfer of Option.
          ----------------------------------------
     (I) Notwithstanding any provision in this Plan to the contrary, if the Optionee shall die while a director or in the employ of the Corporation or an affiliate or within three months of terminating his position as a director or employment for any reason with the Corporation or any of its affiliates (unless such three month period is otherwise shortened by the Committee in its discretion) and shall not have fully exercised the Option, the Option may be exercised (subject to the condition that no Option shall be exercisable after the expiration of ten years from the date it is granted) to the extent that the Optionee's right to exercise such Option had accrued pursuant to this Section 5 of the Plan at the time of his death and had not previously been exercised, at any time within one year after the Optionee's death, by the executors or administrators of the Optionee or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance.

     (II) No Option shall be transferable by the Optionee otherwise than by will or under the laws of descent and distribution.

(f)  Recapitalization.
     -----------------
     (I)  Subject  to any required  action by the stockholders,  the number of Shares covered by each outstanding Option, and the price per Optioned Share, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Corporation
     resulting   from   a   subdivision   or consolidation  of  Shares  or  the
     payment of a stock dividend (but only on the Shares) or any other increase or decrease in the number of such Shares effected without receipt of consideration by the Corporation. For purposes of this section, the issuance of Shares to employees for services shall be deemed to have been issued for consideration.

     (II) Subject to any required action by the stockholders, if the Corporation shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain to and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled.

     (III) In the event of a change in the Shares of the Corporation as presently constituted, which is limited to a change of all of its authorized Shares with par value into the same number of Shares with a different par value or without par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.

     (IV) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

     (V) Except as hereinbefore expressly provided in this Section 5, the Optionee shall have no rights by reason of any subdivision or consolidation of Shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of Shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spinoff of assets or stock of another corporation, and any issue by the Corporation of Shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to the number or price of Shares subject to the Option.

     (VI) The grant of any Option shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets; provided, however, that if any such adjustment shall result in a fractional share for any Optionee under any Option hereunder, such fraction shall be completely disregarded and the Optionee shall only be entitled to the whole number of shares resulting from such adjustment.

     (g)  Rights as a Stockholder.   An Optionee or a transferee of an Option
          -----------------------
     shall have no rights as a stock holder with respect to any Optioned Shares until the date of the issuance of a stock certificate to him for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in this
     Section 5.

     (h)  Investment Purpose.
          ------------------

     (I) The Corporation shall not be obligated to sell or issue any Shares pursuant to any Option unless the Shares with respect to which the Option is being exercised are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended.

     (II) Notwithstanding anything in the Plan to the contrary, each Option shall be granted on the condition that the purchases of Shares thereunder shall be for investment purposes, and not with a view to resale or distribution except that in the event the Shares subject to such Option are registered under the Securities Act of 1933, as amended, or in the event of a resale of such Shares without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Corporation such condition is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

     (i)  Other Provisions.   Options  authorized under the Plan shall
     contain such other provisions, including, without limitation, restrictions upon the exercise of the Option, as the Committee or the Board shall deem advisable subject to any limitation on the discretion of the Board required by Rule 16b-3 of the Securities and Exchange Commission.

6.   INDEMNIFICATION OF COMMITTEE.

     In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable
expenses,  including attorneys'   fees  actually  and  necessarily  incurred
in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, a suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that with sixty days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

7.   AMENDMENT TO THE PLAN.

     The Board of Directors of the Corporation may, from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or in any respect whatsoever.

8.   APPLICATION OF FUNDS.

     The proceeds received by the Corporation from the sale of Optional Shares will be used for general corporate purposes.

9.   NO OBLIGATION TO EXERCISE OPTION.

     The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

10.   APPROVAL OF STOCKHOLDERS; EFFECTIVE DATE; DURATION OF THE
      PLAN.

10.1 The Plan shall become effective upon the approval by the Corporation's Board of Directors.

11.   EFFECT OF PLAN.

     The granting of an Option shall not give the Optionee any right to similar grants in future years or any right to be retained in the employ of the Corporation or a Subsidiary, but an Optionee shall remain subject to discharge to the same extent as if the Plan were not in effect.

                                               RIVERSIDE GROUP, INC.



                                               By /s/ J. Steven Wilson
                                                 ----------------------